                                                                   EXHIBIT 99.13

                                                       CENDANT - SEQUOIA TO MLMI

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                       FOR

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                                       AND

                    ADDITIONAL COLLATERAL SERVICING AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of July 29, 2003 (the "Assignment"), is entered into among Sequoia Residential Funding, Inc. (the "Assignor"), Merrill Lynch Mortgage Investors, Inc. (the "Assignee"), and Cendant Mortgage Corporation ("Cendant") as the servicer (the "Servicer").

                                    RECITALS

      WHEREAS, RWT Holdings, Inc. ("RWT Holdings"), the Sellers (as defined below) and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2002, with RWT Holdings as purchaser, Cendant Mortgage Corporation as servicer and seller, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller, (Cendant and Bishop's Gate Residential Mortgage Trust, together, the "Sellers"), and Redwood Trust, Inc., as guarantor, (as amended or modified to the date hereof, the "Flow Purchase and Servicing Agreement"), and the Servicer has agreed to service such mortgage loans (the "Mortgage Loans") under the Flow Purchase and Servicing Agreement. In addition, certain of the Mortgage Loans are subject to the Additional Collateral Servicing Agreement, dated as of August 1, 2002 (the "Additional Collateral Agreement" and, together with the Flow Purchase and Servicing Agreement, the "Agreements"), between RWT Holdings and the Servicer and, notwithstanding anything to the contrary, Servicer will service the Mortgage Loans that are subject to the Additional Collateral Agreement under the Additional Collateral Agreement; and

      WHEREAS, RWT Holdings has acquired certain Mortgage Loans separately from Merrill Lynch Credit Corporation, and not from Cendant, (the "Specified Mortgage Loans") which are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule") and Cendant has agreed to service the Specified Mortgage Loans pursuant to the Agreements; and

      WHEREAS, RWT Holdings has previously sold, assigned and transferred to Assignor all of its right, title and interest in the Specified Mortgage Loans listed on the Specified Mortgage Loan Schedule and its rights under the Agreements with respect to the Specified Mortgage Loans; and

      WHEREAS, the Assignor has agreed to sell, assign and transfer to Assignee all of its right, title and interest in the Specified Mortgage Loans and its rights under the Agreements with respect to the Specified Mortgage Loans; and

      WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption.

            (a) Effective on and as of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights and obligations provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Servicer hereby acknowledges such assignment and assumption.

            (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's interest in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

      2.    Assignor's Continuing Rights and Responsibilities.

      Notwithstanding Sections 1 and 2 above, the parties hereto agree that the Assignor rather than the Assignee shall have the ongoing rights and responsibilities of the Purchaser under the following sections of the
Agreements: Paragraph

            Flow Purchase and Servicing Agreement:

                     Section                                       Matter
                     -------                                       ------
            2.04, 3rd Paragraph              (a)   Defective or Missing Documentation.

            3.04(3), 1st Paragraph           (b)   Breach of Representation or Warranty.

            5.01(3)(c)                       (c)   Written Consent to Certain Servicing Actions.

            5.14, 1st and                    (d)   Sale of Specially Serviced Mortgage Loans and REO
            2nd Paragraphs                         Properties.

            5.15, 6th and                    (e)   Realization Upon Specially Serviced Mortgage Loans
            8th Paragraph s                        and REO Properties.

            7.06                             (f)   Purchaser's Right to Examine Servicer Records.

            9.01 penultimate
            sentence                         (g)   Indemnification; Third-Party Claims.

            Additional Collateral Agreement:

            Section                   Matter
            -------                   ------
            5(a) and (c)              Surety Bond.

      In addition, the Servicer agrees to furnish to the Assignor as well as the Assignee copies of reports, notices, statements and other communications required to be delivered by the Servicer pursuant to any of the sections of the Agreements referred to above and under the following sections, at the times therein specified:

            Flow Purchase and Servicing Agreement:

                   Section
                   -------
            5.03                        (a)   Reports for Specially Serviced Mortgage Loans and
                                              Foreclosure Sales.

            5.13, 1st and 5th           (b)   Management of REO Properties.
            Paragraph's

            5.15, 2nd Paragraph         (c)   Realization Upon Specially Serviced Mortgage Loans and  REO
                                              Properties.

            6.02, 1st and
            2nd Paragraphs              (d)   Reporting.

            6.04                        (e)   Non-recoverable Advances.

            6.05                        (f)   Itemization of Servicing Advances.

            7.02, 1st and               (g)   Satisfaction of Mortgages and Release of Mortgage Files.
            2nd Paragraphs

            7.04                        Annual Statement as to Compliance

            7.05                        Annual Independent Certified Public Accountants' Servicing Report

            8.01, 1st and               (h)   The Servicer's Reporting Requirements.

            2nd Paragraph's

            8.02, 1st Paragraph         (i)   Financial Statements.

            9.01                        (j)   Indemnification; Third-Party Claims

            Additional Collateral Agreement:

            N/A.


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

      3.    Amendment to the Agreements.

      The Agreements are hereby amended as set forth in Appendix A hereto with respect to the Specified Mortgage Loans.

      4.    Recognition of the Assignee.

      From and after the date hereof, the Servicer shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into separate servicing agreements for the servicing of the Specified Mortgage Loans in the form of the Flow Purchase and Servicing Agreement and the Additional Collateral Agreement with the Assignee as the Purchaser thereunder, the terms of which Agreements are incorporated herein by reference. It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

      5.    Representations and Warranties.

            (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or the Assignor other than those contained in the Agreements or this Assignment.

            (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

            (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      6.    Continuing Effect.

      Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their terms.

      7.    Governing Law.

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      8.    Notices.

      Any notices or other communications permitted or required under the Agreements to be made to the Assignor and Assignee shall be made in accordance with the terms of the Agreements and shall be sent to the Assignor and Assignee as follows:


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

                        Sequoia Residential Funding, Inc.
                         591 Redwood Highway, Suite 3160
                              Mill Valley, CA 94941

                     Merrill Lynch Mortgage Investors, Inc.
                                250 Vesey Street
                      4 World Financial Center, 10th Floor
                            New York, New York 10080

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Agreements.

      9.    Counterparts.

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      10.   Definitions.

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.


                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                        ASSIGNOR:

                                        SEQUOIA RESIDENTIAL FUNDING, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        ASSIGNEE:

                                        MERRILL LYNCH MORTGAGE
                                        INVESTORS, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        SERVICER:

                                        CENDANT MORTGAGE CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT I


                             [INTENTIONALLY OMITTED]

                                   APPENDIX A

           MODIFICATIONS TO THE FLOW PURCHASE AND SERVICING AGREEMENT

1. The definition of "Collection Account" is hereby revised to read as follows:

            "'Collection Account': The separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled 'Wells Fargo Bank Minnesota, National Association, as Trustee on behalf of the holders of MLCC 2003-D Mortgage Pass-Through Certificates.'"

2.    The definition of "Cut-off Date" is hereby revised to read as follows:

      "'Cut-off Date': July 1, 2003."

3.    The definition of "Due Period" is hereby revised to read as follows:

      "'Due Period': With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date."

4. Section 5.01 is hereby amended by deleting the "and" at the end of Section 5.01(e), deleting the period at the end of Section 5.01(f) and replacing it with "; and" and adding a new Section 5.01(g) to read as follows:

      "(g) notwithstanding anything to the contrary in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of a Mortgage Loan that could cause any REMIC holding such Mortgage Loan to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code on any REMIC holding such Mortgage Loan."

              MODIFICATIONS TO THE ADDITIONAL COLLATERAL AGREEMENT

1.    A definition of "Collection Account" is added to read as follows:

      "'Collection Account': The separate trust account or accounts created and maintained pursuant to Section 5.04 of the Purchase and Servicing Agreement which shall be entitled 'Wells Fargo Bank Minnesota, National Association, as Trustee on behalf of the holders of MLCC 2003-D Mortgage Pass-Through Certificates.'"

2.    The following definitions are added to read as follows:

      "'MERS': Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware or any successor thereto."

      "'MERS Mortgage Loan': Any Mortgage Loan registered with MERS on the MERS System."

      "'MERS System': The system of recording transfers of mortgages electronically maintained by MERS."

3. Section 2.05 is hereby revised by adding the following sentence at the end of the Second paragraph:

      "In connection with the servicing of the Mortgage Loans that are registered with MERS, the Seller shall cooperate with such assignees or designees in causing MERS to revise its records to reflect the transfer of servicing of such MERS Mortgage Loans to such assignees or designees as necessary under MERS' rules and regulations."

4. Section 7 is hereby revised by adding the following sentence at the end of the paragraph:

      "Notwithstanding the foregoing, the obligations and responsibilities of the Servicer shall terminate upon any Event of Default of the Seller/Servicer enumerated under Section 10.01 of the Purchase and Servicing Agreement and the appointed successor servicer shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement."

5. The first sentence of Item 4 of Schedule B-1 is hereby deleted and replaced by the following:

      "Unless the Mortgage Loan is registered on the MERS System, the original Assignment of Mortgage, for each Mortgage Loan, in form and substance acceptable for recording."